UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2013

MAKEMUSIC, INC.

(Exact name of registrant as specified in its charter)

Minnesota	001-35438	41-1716250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7615 Golden Triangle Drive, Suite M Eden Prairie, Minnesota	55344-3848
(Address of principal executive offices)	(Zip Code)

(952) 937-9611

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 12, 2013, MakeMusic, Inc., a Minnesota corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with LaunchEquity Acquisition Partners, LLC Designated Series Education Partners, a designated series of a Delaware series limited liability company (“LEAP”), LEAP Acquisition Corporation, a Minnesota corporation and a wholly-owned subsidiary of LEAP (“Merger Sub”), and LaunchEquity Partners, LLC, the direct or indirect sponsor entity of LEAP and Merger Sub (“LaunchEquity”). As of the date of the Merger Agreement, LEAP beneficially owned approximately 27.8% of the outstanding common stock of the Company.

The Merger Agreement provides that, on the terms and subject to the conditions thereof, Merger Sub will, commence a tender offer (the “Offer”) to purchase all of the outstanding shares of the Company’s common stock, $0.01 par value, including associated preferred stock purchase rights (the “Shares”), for $4.85 per Share (the “Offer Price”), subject to any withholding taxes required by law, net to the seller in cash. A special committee of the Board of Directors of the Company, consisting of independent directors, and the Board of Directors of the Company have unanimously approved the Merger Agreement and the transactions contemplated thereby. It is anticipated that the Offer will be commenced around the end of March 2013.

Following the consummation of the Offer and after receiving any required approvals, Merger Sub will merge with and into the Company, with the Company surviving as a wholly-owned subsidiary of LEAP (the “Merger”). In the Merger, each outstanding Share that is not tendered and accepted pursuant to the Offer (other than Shares owned by LEAP, Merger Sub, or their respective affiliates, and other than Shares as to which appraisal rights are perfected in accordance with applicable law) will be canceled and converted into the right to receive the Offer Price, on the terms and conditions set forth in the Merger Agreement.

At the effective time of the Merger, (i) each outstanding stock option under the Company’s equity incentive plan, whether vested or unvested, will be canceled, and in exchange each holder thereof will receive an amount in cash equal to the excess (if any) of the Offer Price over the exercise price per Share, multiplied by the number of Shares subject to such stock option; and (ii) the rights of the former shareholders of Garritan Corporation to receive Shares, as established pursuant to the Stock Purchase Agreement by and among the Company, Garritan Corporation, Gary Garritan and Marianne Garritan, dated as of December 19, 2011, as amended, will be cancelled, and in exchange each holder thereof will receive an amount in cash equal to the Offer Price multiplied by the number of Shares subject to such rights as of the effective time of the Merger that were not, as of such effective time, subject to any existing credits, claims or setoffs by the Company. Each holder of an unvested award of restricted stock granted under the Company’s equity incentive plan will have the right to tender such shares of restricted stock in the Offer and, effective upon Merger Sub’s purchase of Shares pursuant to the Offer, all unvested shares of restricted stock, other than shares withheld for tax purposes, will vest and thereafter be canceled and converted into the right to receive the Offer Price.

Consummation of the Offer is subject to customary conditions, including, but not limited to, (i) the valid tender of a number of Shares that, when added to the Shares held by LEAP and Merger Sub, constitutes a majority of the Company’s outstanding Shares on a fully-diluted basis, (ii) there having been no rule or regulation enacted since the date of the Merger Agreement that has the effect of making the transactions contemplated by the Merger Agreement illegal or otherwise prohibiting the consummation of such transactions, and (iii) the absence of any Material Adverse Effect (as defined in the Merger Agreement). The Offer is not subject to a financing condition.

The Offer will initially expire at midnight, New York City time, on the 20th business day from the commencement thereof. However, until such time as the applicable conditions in the Merger Agreement have been satisfied, the Offer may be, and in certain cases must be, extended by Merger Sub, but generally Merger Sub will not be required to extend the offer past the date that is 60 calendar days after commencement (the “Outside Date”), in accordance with the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”).

Consummation of the Merger is subject to customary conditions, including, if required under Minnesota law, approval of the Merger Agreement by the Company’s shareholders. The parties have agreed that, if after the purchase of Shares pursuant to the Offer and any subsequent offering period, and after giving effect to any Shares purchased pursuant to the Top-Up Option described in the next paragraph, Merger Sub owns at least 90% of the outstanding Shares, then, provided that the other conditions of the Merger have been satisfied or waived, Merger Sub will merge into the Company in a “short-form” merger pursuant to the applicable provisions of Minnesota law, which will not require the approval of the Company’s shareholders.

In the Merger Agreement, the Company has granted to Merger Sub an option (the “Top-Up Option”) to purchase, at a price per share equal to the Offer Price, a number of newly issued Shares equal to the lowest number of Shares that, when added to the number of Shares owned by LEAP and Merger Sub at the time of exercise of the Top-Up Option, constitutes one Share more than 90% of the fully diluted Shares (after giving effect to the issuance of all Shares subject to the Top-Up Option); provided that the Top-Up Option will not be exercisable (i) for a number of Shares in excess of the Company’s authorized but unissued and unreserved Shares on a fully diluted basis, or (ii) if the issuance of the Shares subject to the Top-Up Option would require approval of the Company’s shareholders under NASDAQ Marketplace Rule 5635 and a waiver of or exemption from such requirement is not obtained from NASDAQ. Merger Sub may exercise the Top-Up Option once, on or prior to the tenth business day following the later of (i) Merger Sub’s acceptance for payment of Shares pursuant to the Offer and (ii) the expiration of any “subsequent offering periods;” provided, that the number of Shares beneficially owned by LEAP and Merger Sub immediately prior to the time of exercise of the Top-Up Option constitutes at least 82% of the number of Shares then outstanding.

In addition, pursuant to the terms of the Merger Agreement, effective upon the purchase of Shares pursuant to the Offer, Merger Sub will be entitled to designate a number of directors, rounded up to the next whole number, on the Company’s Board of Directors equal to the product of (i) the total number of directors on the Company’s Board of Directors (after giving effect to the directors elected or designated by Merger Sub) multiplied by (ii) the percentage that the aggregate number of Shares beneficially owned by LEAP, Merger Sub and any of their affiliates bears to the total number of Shares then outstanding. Upon the request of Merger Sub, the Company will also cause the persons designated by Merger Sub to constitute the same percentage (rounded up to the next whole number) as is on the Company Board of Directors for each committee of the Company Board of Directors, to the extent permitted by applicable Company governing documents, applicable law and NASDAQ listing rules.

The Merger Agreement contains customary representations and warranties by LEAP, Merger Sub and the Company. The Merger Agreement also contains customary covenants and agreements, including with respect to the operation of the business of the Company between signing of the Merger Agreement and closing of the Merger, solicitation of alternative acquisition proposals by the Company, governmental filings and approvals, and other matters.

The Merger Agreement and the Offer may be terminated under certain customary circumstances by LEAP and/or the Company, including if Merger Sub has not accepted for purchase Shares validly tendered in the Offer and not validly withdrawn on or before the Outside Date. The Merger Agreement provides for a termination fee of $400,000, payable by the Company to LEAP, if the Merger Agreement is terminated under certain circumstances.

The Merger Agreement is included as an exhibit to this Current Report on Form 8-K to provide additional information regarding the terms of the transactions described herein and is not intended to provide any other factual information or disclosure about the Company, LEAP or Merger Sub. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of such agreement and as of a specific date, were solely for the benefit of the parties to such agreement (except as to certain indemnification obligations), are subject to limitations agreed upon by the contracting parties, including being qualified by disclosure schedules made for the purposes of allocating contractual risk between and among the parties thereto instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. Investors are not third-party beneficiaries under the Merger Agreement and, in light of the foregoing reasons, should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, LEAP or Merger Sub or any of their respective subsidiaries or affiliates.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text thereof, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 3.03. Material Modification of Rights of Securityholders.

On March 12, 2013, in connection with and prior to the execution of the Merger Agreement, the Board of Directors of the Company approved an Amendment (the “Amendment”) to the Tax Asset Protection Plan dated as of February 21, 2012 (the “Rights Agreement”), by and between the Company and Wells Fargo Bank, N.A. (the “Rights Agent”), and the Amendment was executed by the Company and the Rights Agent. The Amendment, among other things, renders the Rights Agreement inapplicable to the Merger, the Offer, the Top-Up Option, and the transactions contemplated by the Merger Agreement. In addition, the Amendment provides that neither LaunchEquity, LEAP, Merger Sub, nor any of their affiliates or associates will become an “Acquiring Person” or a “Beneficial Owner” (as such terms are defined in the Rights Agreement), as a result of the execution of the Merger Agreement or the transactions contemplated by the Merger Agreement. The Amendment also provides that the Rights Agreement will terminate immediately prior to the effective time of the Merger.

The foregoing description of the Amendment does not purport to be complete and is qualified by reference to the Amendment, a copy of which is filed as Exhibit 4.1 and is incorporated herein by reference.

Item 8.01 Other Events

On March 13, 2013, the Company issued a joint press release with LaunchEquity announcing the entry into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Important Information

The tender offer (the “Offer”) described in this report for all of the outstanding shares of common stock (with associated preferred stock purchase rights) of the Company has not yet commenced. LEAP and Merger Sub intend to file a Tender Offer Statement on Schedule TO (including an Offer to Purchase, Letter of Transmittal and related tender offer documents, the “Tender Offer Documents”) with the Securities and Exchange Commission (the “SEC”). This report is for informational purposes only and does not constitute an offer to purchase, or a solicitation of an offer to sell, shares of common stock of the Company, nor is it a substitute for the Tender Offer Documents. Investors and MakeMusic shareholders are strongly advised to read the Tender Offer Documents, the related solicitation/recommendation statement on Schedule 14D-9 that will be filed by the Company and the related Schedules 13E-3 that will be filed by the Company and LEAP and Merger Sub with the SEC, and other relevant materials when they become available, because they will contain important information.

Investors and MakeMusic shareholders can obtain copies of these materials (and all other related documents filed with the SEC) when available, at no charge on the SEC’s website at www.sec.gov. Copies can also be obtained at no charge by directing a request to LaunchEquity at LaunchEquity Partners, LLC, 4230 N. Oakland Avenue #317, Shorewood, WI 53211-2042, or by phone at (414) 390-8221. Investors and MakeMusic shareholders may also read and copy any reports, statements and other information filed by LaunchEquity or MakeMusic with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Forward-Looking Statements

Statements in this report and the attached press release regarding the proposed transaction between the Company, LEAP, LaunchEquity and Merger Sub, the expected timetable for completing the transaction, future financial and operating results, benefits of the transaction, future opportunities for the Company’s business and any other statements by management of the Company and LaunchEquity concerning future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, forward-looking statements include expressed expectations, estimates and projections of future events and financial performance and the assumptions on which these expressed expectations, estimates and projections are based. Statements that are not historical facts, including statements about the beliefs and expectations of the parties and their management are forward-looking statements. All forward-looking statements are inherently uncertain as they are based on various expectations and assumptions about future events, and they are subject to known and unknown risks and uncertainties and other factors that can cause actual events and results to differ materially from historical results and those projected. Risks and uncertainties include the satisfaction of closing conditions for the acquisition, including the tender of a number of shares that, when added to the shares owned by LEAP and its affiliates, constitutes a majority of the Company’s outstanding shares on a fully-diluted basis; the possibility that the transaction will not be completed, or if completed, not completed on a timely basis; the ability of the Company’s management team to successfully implement growth initiatives for SmartMusic; market acceptance of the Company’s products; the impact of changing technology on the Company’s product upgrades; delays in finalizing and implementing product modernization initiatives.

Neither LaunchEquity nor the Company can give any assurance that any of the transactions contemplated by the agreement will be completed or that the conditions to the tender offer and the back-end merger will be satisfied. A further list and description of additional business risks, uncertainties and other factors can be found in MakeMusic’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as well as other MakeMusic SEC filings. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov and www.makemusic.com. Many of the factors that will determine the outcome of the subject matter of this communication are beyond LaunchEquity’s or MakeMusic’s ability to control or predict. Neither LaunchEquity nor the Company undertakes to update any forward-looking statements as a result of new information or future events or developments.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of March 12, 2013, by and among LaunchEquity Acquisition Partners, LLC Designated Series Education Partners, LEAP Acquisition Corporation, LaunchEquity Partners, LLC, and MakeMusic, Inc.*

4.1	Amendment No. 1 to Tax Asset Protection Plan, dated March 12, 2013, by and between MakeMusic, Inc. and Wells Fargo Bank, N.A.

99.1	Press Release issued by LaunchEquity Partners, LLC and MakeMusic, Inc. on March 13, 2013.

*	Pursuant to Item 601(b)(2) of Regulation S-K, the Company Disclosure Schedule to the Merger Agreement (identified therein) has been omitted from this Report and will be furnished supplementally to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 13, 2013

MAKEMUSIC, INC.

/s/ Karen L. VanDerBosch
Karen L. VanDerBosch
Chief Operating Officer/Chief Financial Officer

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

MAKEMUSIC, INC.

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
March 12, 2013	001-35438

Exhibit No.	ITEM

2.1	Agreement and Plan of Merger, dated as of March 12, 2013, by and among LaunchEquity Acquisition Partners, LLC Designated Series Education Partners, LEAP Acquisition Corporation, LaunchEquity Partners, LLC and MakeMusic, Inc.*

4.1	Amendment No. 1 to Tax Asset Protection Plan, dated March 12, 2013, by and between MakeMusic, Inc. and Wells Fargo Bank, N.A.

99.1	Press Release issued by LaunchEquity Partners, LLC and MakeMusic, Inc. on March 13, 2013.

*	Pursuant to Item 601(b)(2) of Regulation S-K, the Company Disclosure Schedule to the Merger Agreement (identified therein) has been omitted from this Report and will be furnished supplementally to the SEC upon request.